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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 16, 2008

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

    United States                       0-50876                 65-1233977
    -------------                       -------                 ----------
(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)        File Number)         Identification No.)


333 Church Street, Naugatuck, Connecticut                         06770
------------------------------------------------                  -----
(Address of principal executive offices)                        (Zip Code)

                                 (203) 720-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS
            ------------

      On January 16, 2008, Naugatuck Valley Financial Corporation (the "Company") issued a press release announcing (i) the declaration of a cash dividend for the quarter ended December 31, 2007, of $0.05 per share to stockholders of record on February 4, 2008, with a payment date on or around March 1, 2008 and (ii) that the Company's Annual Meeting of Stockholders will be held on May 8, 2008. For more information, reference is made to the press release dated January 16, 2008, a copy of which is attached to this Report as
Exhibit 99.1 and is furnished herewith.


ITEM  9.01   FINANCIAL STATEMENTS AND EXHIBITS
             --------------------------------

   (c)   The following exhibit is filed herewith:


         Exhibit 99.1        Press Release dated January 16, 2008


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NAUGATUCK VALLEY FINANCIAL CORPORATION




Date: January 16, 2008             By: /s/ John C. Roman
                                       -------------------------------
                                       John C. Roman
                                       President and Chief Executive Officer